Positioned for performance: An overview of Q1 2015 and beyond

June 2015

Disclaimer

All forward-looking statements are Avista management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

For more information on such factors and uncertainties, consult Avista's most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com

Strong and stable utility core

Avista Utilities

- Regulated electric and natural gas operations
- Serves customers in Washington, Idaho and Oregon
- Contributes about 95% of earnings

Alaska Electric Light & Power Company (AEL&P)

- Regulated electric operations
- Serves customers in City and Borough of Juneau



Long history of service, trust, innovation and collaboration

Photo: Spokane River Upper Falls

Steadily building long-term value

Projecting earnings and dividend growth of 4% to 5%

Avista Utilities	▪ 5% to 6% rate base growth through utility capital investments ▫ Upgrading infrastructure ▫ Grid modernization ▪ Customer and load growth (~1%)
AEL&P	▪ Strong near-term rate base growth through investment in generation ▪ Customer and load growth (~1%) ▪ Evaluating LNG/LDC* opportunities
Strategic Investments	▪ Developing platforms for future growth ▫ Targeting expanded natural gas services via LNG ▫ Exploring data science and advanced analytics

Reliably building value for our customers, investors, communities and employees

*LNG: Liquefied natural gas
LDC: Local distribution company

Avista Utilities

Significant investments in utility infrastructure

Solid foundation and continued commitment to innovation

Providing safe and reliable service for 125+ years

- Diverse customer base
  - 30,000 square mile service territory
  - Service area population 1.5 million
    - 370,000 electric customers
    - 330,000 natural gas customers
- Strong customer focus
  - 90% percent or better customer satisfaction ratings every year since 1999
  - Developing key customer initiatives
- Invested in our communities
  - More than $1.5 million per year in charitable donations and over 48,000 volunteer hours from our employees



Kettle Falls
Sandpoint
Noxon
MONTANA
Seattle
Spokane
Coeur d'Alene
WASHINGTON
Olympia
Missoula
Helena
Othello
Jackson Prairie
Natural Gas Storage
Pullman
Moscow
Clarkston
Lewiston
Goldendale
Stevenson
Grangeville
Portland
La Grande
Salem
IDAHO
OREGON
Boise
Roseburg
Medford
Klamath Falls
AVISTA SERVICE TERRITORY
Electric
Natural Gas
Electric and Natural Gas

Information as of Dec. 31, 2014

A responsible mix of generation

Founded on clean, renewable hydropower

- Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs
- Long resources until 2020; plan to add two 83 MW single-cycle CTs by the beginning of 2020 and the end of 2023
- Exceeds Washington state's 15% Renewable Portfolio Standard for the next 20+ years



Noxon Rapids Dam

Avista Utilities Electricity Generation Resource Mix*
Dec. 31, 2014



Natural Gas 35%
Hydro 48%
Coal 9%
Wind 6%
Biomass 2%

*Based on maximum capacity
Excludes AEL&P

Significant investments to upgrade all systems

5% to 6% rate base growth

Avista Utilities Capital Expenditures**
($ millions)



$352
$375
$350
$350
$12
$22
$19
$17
$63
$53
$41
$51
$43
$47
$48
$50
$23
$39
$26
$23
$46
$39
$41
$41
$71
$54
$36
$35
$94
$121
$139
$133
Environmental
Generation
Gas
Other*
Growth
Enterprise Technology
T&D
2014
2015
2016
2017
Projected

* Other includes Facilities and Fleet
** Excludes planned capital expenditures at AEL&P of $15 million in 2015, 2016 and 2017

Investing in our utility

Preserving and enhancing service reliability



Advanced Metering Infrastructure (AMI)



Aldyl A Natural Gas Pipe Replacement



Nine Mile Falls Rehab



Grid Modernization



Little Falls Plant Upgrade

Driving effective regulatory outcomes

Continued recovery of costs and capital investments

Washington

- May 4, 2015, filed a partial settlement agreement on cost of capital, net power supply costs and rate spread and rate design. Cost of capital based on 48.5% equity ratio and 9.5% return on equity.
- Original electric and natural gas revenue increase request filed Feb. 9, 2015, was reduced from $33.2 million to $17.0 million, and from $12.0 million to $11.3 million, respectively. Agreement included $12.4 million reduction to net power supply costs.
- Unsettled issues include capital investments and recovery of increased utility operating costs.

Oregon

- May 1, 2015, filed a general rate case designed to increase natural gas revenues by $8.6 million.
- Request based on 50% equity ratio and 9.9% return on equity.
- Approved revenue increase of $5.0 million took effect April 16, 2015, following approval of the all-party settlement agreement April 9, 2015. New rates based on 51% equity ratio and 9.5% return on equity.

Idaho

- Filed a two-year electric and natural gas rate request on June 1, 2015.
- Request designed to increase annual electric revenues by $13.2 million and annual natural gas revenues by $3.2 million, effective Jan. 1, 2016.
- The request is also designed to increase annual electric revenues by $13.7 million and annual natural gas revenues by $1.7 million, effective Jan. 1, 2017.
- Request based on 50% equity ratio and 9.9% return on equity.

Alaska Electric Light & Power Company (AEL&P)

Growing the utility core

Diversifying our utility footprint

Oldest regulated electric utility in Alaska, founded in 1893

- Serves 16,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower
- One of the lowest cost electric utilities in the state
- Approved capital structure of 53.8% equity and an authorized return on equity of 12.875%




Barrow
Arctic Ocean
Alaska
Fairbanks
Nome
Canada
Anchorage
Valdez
Bethel
Homer
Juneau
Bering Sea
Kodiak
Gulf of Alaska
Sitka
Ketchikan
Pacific Ocean

Juneau, Alaska

Opportunities to drive growth in Alaska

New Products & Services



Develop and deploy new infrastructure and related energy products and services in greater Juneau

Natural Gas LDC via LNG



Establish pathways for bringing natural gas to Juneau and southeast Alaska as an alternative to diesel fuel

Strategic Investments

Developing platforms for future growth

Creating new growth platforms

- Expand natural gas services via LNG
  - Salix (subsidiary)
    - Generation – diesel substitution
    - Marine fueling
    - Rail fueling

- Targeted investments
  - Plum Energy
    - Small LNG project investments
  - TROVE
    - Leverage AMI data through applied analytics

Financial

Performance Metrics

Continued earnings growth

Total Earnings per Diluted Share
Attributable to Avista Corporation

Business Segments	Q1 2015	Q1 2014
Avista Utilities	$0.71	$0.80
AEL&P	$0.04	-
Other	$(0.01)	$(0.01)
Continuing Operations – Diluted EPS	**$0.74**	**$0.79**
Ecova (DiscOp)	$0.00	$0.02
TOTAL – Diluted EPS	**$0.74**	**$0.81**


$1.72
$1.32
$1.85
$3.10
$0.74
2011
2012
2013
2014
Q1 2015
Continuing Operations
Ecova (DiscOp)

Growth for 2015

2015 Earnings Guidance	
Avista Utilities	$1.81 - $1.95
AEL&P	$0.08 - $0.12
Other	$(0.03) - $(0.01)
Consolidated	**$1.86 - $2.06**

Guidance Assumptions

- Our outlook for Avista Utilities assumes, among other variables, normal precipitation and temperatures for the remainder of the year and includes the expected impact from decoupling in Washington. Also, for Avista Utilities we are expecting below normal hydroelectric generation for May through August and normal hydroelectric generation for the remainder of the year. Due to the strong generation through April, we are expecting above normal hydroelectric generation for the full year. Due to significantly warmer weather and reduced heating loads in the first quarter of 2015, we expect a reduction to Avista Utilities' annual earnings of approximately $0.08.
- Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.
- Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.
- The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the ERM. In 2015, we expect to be in a benefit position under the ERM within the 90% customer/10% company sharing band, which is expected to add $0.06 to $0.07 per share to Avista Utilities' earnings.
- Our earnings guidance range previously assumed we would repurchase 4 million shares of common stock through our 2014 stock repurchase program by the end of 2014. By not reaching the targeted level of repurchases and in turn not issuing any common stock during 2015 other than those under employee plans, we expect earnings dilution of approximately $0.03 per share in 2015.

Attractive and growing dividend

Dividend growth expected to keep pace with long-term earnings growth


$1.10
$1.16
$1.22
$1.27
$1.32
Annual Dividend Growth 4% to 5%
2011
2012
2013
2014
2015*

*Current quarterly dividend of $0.33 annualized

Prudent balance sheet and liquidity

$299.4 million of available liquidity at Avista Corp. as of March 31, 2015

- We expect to issue up to $125 million of long-term debt at Avista Corp. in 2015
- We do not expect to issue any equity in 2015, other than small amounts under the employee benefit plans

No significant maturities until 2018
($ millions)



$90
$273
$90
$52
$250
$13.5
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Additional long-term debt maturities beyond 2025 not shown

Consolidated Capital Structure
March 31, 2015



Equity
48.3%
Debt
51.7%

AVISTA

An attractive investment

- Strong and responsible core utility
  - Investing substantially to modernize infrastructure and upgrade systems
  - Steady returns and attractive dividend yield*
  - One of the greenest utilities in the U.S.**
- Focus on utility growth
  - Selective acquisition of AEL&P
  - Developing new products and services and supporting economic development throughout service area
  - Exploring LDC opportunity in Alaska
- Positioning for future
  - Strategically investing in ways to extend access to natural gas via LNG and leverage AMI data through applied analytics
  - Track record of innovation (e.g. Itron, ReliOn, Ecova)



Reliably building value for our customers, investors, communities and employees

* Dividend yield 4.3% based on stock price as of June 9, 2015

** Source: *Benchmarking Air Emissions of the 100 Largest Power Producers in the United States*, NRDC, May 2014

Photo: Spokane River Monroe Street and Huntington Park

AVISTA

We welcome your questions



Company Contact

Jason Lang, Investor Relations Manager

509-495-2930

jason.lang@avistacorp.com

www.avistacorp.com

AVISTA